Exhibit 99.1
Investor Presentation August 2023

Cautionary Statements Forward-Looking Statements. Certain statements in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on the beliefs of the Corporation’s management, as well as assumptions made by, and information currently available to, the Corporation’s management, and reflect management’s current views with respect to certain events that could have an impact on the Corporation’s future financial performance. These forward-looking statements relate to expectations concerning matters that are not historical fact, may express “belief,” “intention,” “expectation,” “potential” and similar expressions, and may use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “might,” “will,” “intend,” “target,” “should,” “could,” or similar expressions. These statements are inherently uncertain, and there can be no assurance that the underlying assumptions will prove to be accurate. Actual results could differ materially from those anticipated or implied by such statements. Factors that could have a material adverse effect on the operations and future prospects of the Corporation include, but are not limited to, changes in: (1) interest rates, such as volatility in short-term interest rates or yields on U.S. Treasury bonds, increases in interest rates following actions by the Federal Reserve and increases or volatility in mortgage interest rates, (2) general business conditions, as well as conditions within the financial markets, (3) general economic conditions, including unemployment levels, inflation rates, supply chain disruptions and slowdowns in economic growth, and also including the economic impacts of the COVID-19 pandemic, (4) market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises, war and other military conflicts (including the ongoing military conflict between Russia and Ukraine) or other major events, or the prospect of these events, (5) developments impacting the financial services industry, such as bank failures or concerns involving liquidity, (6) attracting, hiring, training, motivating and retaining qualified employees, (7) the legislative/regulatory climate, regulatory initiatives with respect to financial institutions, products and services, the Consumer Financial Protection Bureau (the CFPB) and the regulatory and enforcement activities of the CFPB, (8) monetary and fiscal policies of the U.S. Government, including policies of the FDIC, U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System (the Federal Reserve Board), and the effect of these policies on interest rates and business in our markets, (9) demand for financial services in the Corporation’s market area, (10) the value of securities held in the Corporation’s investment portfolios, (11) the quality or composition of the loan portfolios and the value of the collateral securing those loans, (12) the inventory level, demand and fluctuations in the pricing of used automobiles, including sales prices of repossessed vehicles, (13) the level of automobile loan delinquencies or defaults and our ability to repossess automobiles securing delinquent automobile finance installment contracts, (14) the level of net charge-offs on loans and the adequacy of our allowance for credit losses, (15) the level of indemnification losses related to mortgage loans sold, (16) demand for loan products, (17) deposit flows, (18) the strength of the Corporation’s counterparties, (19) the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns with closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Corporation has commercial or deposit relationships, (20) competition from both banks and non-banks, including competition in the non-prime automobile finance markets, (21) reliance on third parties for key services, (22) the commercial and residential real estate markets, (23) the demand for residential mortgages and conditions in the secondary residential mortgage loan markets, (24) the Corporation’s technology initiatives and other strategic initiatives, (25) the Corporation’s branch expansions and consolidations, (26) cyber threats, attacks or events, (27) expansion of C&F Bank’s product offerings, and (28) accounting principles, policies and guidelines, and elections by the Corporation thereunder, including, for example, our adoption of the CECL methodology and the potential volatility in the Corporation’s operating results due to the application of the CECL methodology . These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. For additional information on risk factors that could affect the forward-looking statements contained herein, see the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022 and other reports filed with the SEC. The Corporation undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Use of Certain Non-GAAP Financial Measures. The accounting and reporting policies of the Corporation conform to GAAP in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Corporation’s financial condition and performance. These include return on average tangible common equity (ROATCE), tangible common equity to tangible assets (TCE/TA), and tangible book value per share. A reconciliation of the non-GAAP financial measures used by the Corporation to evaluate and measure the Corporation’s financial condition and performance to the most directly comparable GAAP financial measures is presented in an appendix. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. About C&F Financial Corporation. Additional information regarding the Corporation’s products and services, as well as access to its filings with the SEC, are available on the Corporation’s website at http://www.cffc.com. 2

Our Company

Investment Highlights (as of 06/30/2023) $2.42 Total Assets ($B) $182.8 Market Cap ($mil) • Strong community banking funding base with roots in key markets in Virginia • Regional exposure through elite mortgage banking and consumer finance segments • Diverse lines of business with experienced management teams • Top-tier financial performance • Strong balance sheet and asset quality • Outstanding capital management allows for a quality dividend while maintaining sufficient capital for organic and non-organic growth $1.65 Total Loans, HFI ($B) $2.00 Total Deposits ($B) 1.08% ROAA (YTD ann) 14.68% ROATCE * (YTD ann) $51.46 TBV per share * $1.76 Quarterly Dividend per share (annualized) 4 * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” ■ C&F Bank footprint ■ C&F Financial Corporation footprint

Our Executive Leadership • President of C&F Bank • 30+ years in financial services industry including leadership experience with the Virginia Bankers Association and PricewaterhouseCoopers • 25+ years in leadership at C&F Thomas F. Cherry President & CEO C&F Financial Corporation Age: 54 • 20+ years in financial services industry including leadership experience with the financial services group at Yount, Hyde, & Barbour, CPA • 9 years in leadership at C&F Jason E. Long EVP & CFO C&F Financial Corporation Age: 43 • 30+ years in indirect auto lending business including leadership experience with Ally Financial and United Auto Credit • 15+ years in leadership with C&F Finance Company • 5+ years as member of the American Financial Services Association (AFSA) Independent Auto Finance Executives Committee S. Dustin Crone President & CEO C&F Finance Company Age: 55 • 40+ years in mortgage banking business • 25+ years in leadership with C&F Mortgage Corporation and C&F Bank • Started America’s Mortgage Cooperative (AMC) Bryan E. McKernon President & CEO C&F Mortgage Corporation Age: 66 5

Awards 6

Our Vision and Values “It is our aim to be the premier financial services company in the markets we serve.” 7

Our Lines of Business Community Banking Mortgage Banking Consumer Finance We conduct mortgage banking activities through C&F Mortgage and its 51%-owned subsidiary, C&F Select LLC. C&F Mortgage provides mortgage loan origination services through 15 locations in Virginia and one each in Maryland, North Carolina, South Carolina, and West Virginia. C&F Select LLC provides mortgage loan origination services through two locations in Richmond, Virginia. We conduct consumer finance activities through C&F Finance. C&F Finance is a regional indirect financing company purchasing automobile, marine and recreational vehicle (RV) retail installment sales contracts throughout Virginia and in portions of Alabama, Colorado, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Maryland, Minnesota, Missouri, New Jersey, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas, and West Virginia through its office in Henrico, Virginia. 8 C&F Bank provides community banking services at its 31 banking offices and 4 commercial loan offices. These locations provide a wide range of banking services to individuals and businesses. C&F Wealth Management is a full-service brokerage firm offering a comprehensive range of wealth management services and insurance products through third-party service providers primarily at C&F Bank branch locations. 49% 25% 44% 75% 59% 85% 18% 44% 24% 4% 12% 4% 33% 31% 31% 21% 30% 11% $18.9 $22.1 $28.7 $29.2 $12.4 $12.7 2019 2020 2021 2022 Jun-22 Jun-23 Net Income ($mil) and Contribution by Segment Community Banking Mortgage Banking Consumer Finance

Community Banking Community banking segment • Strong community bank franchise led by seasoned community bank leaders • Opened loan production offices in Charlottesville, Fredericksburg, and Hampton Roads over the past 5 years • Full-service brokerage firm offering a comprehensive range of wealth management services and insurance products • Diverse loan portfolio and revenue streams • Strong low-cost (0.93% QTD) deposit base 9 12.5% CAGR 62% 55% 53% 58% 61% 2019 2020 2021 2022 Jun-23 Loan / Deposit (Bank only, excl PPP) * Excludes Paycheck Protection Program (PPP) loans of $0, $77 million, $18 million, $463 thousand, and $461 thousand as of December 2019, December 2020, December 2021, December 2022, and June 2023, respectively $802 $964 $1,024 $1,161 $1,212 2019 2020 2021 2022 Jun-23 Total Loans, excl PPP * Total Loans, excl PPP $13.1 $16.4 $15.2 $19.3 $8.1 $8.0 2019 2020 2021 2022 Jun-22 Jun-23 Noninterest Income ($mil) Gain on sale of loans Other income, net Investment services income Service charges on deposit accounts Interchange Income

Community banking segment 10 The footprint includes 7 of the top 10 “non-Northern Virginia” counties and cities in 2023 median household income and 5 of the top 10 in projected population growth through 2028 Demographic data is provided by Claritas based primarily on US Census data. For non-census year data, Claritas uses samples and projections to estimate the demographic data. Data aggregated by S&P Global Market Intelligence. Markets are defined as groupings of the localities in which C&F operates. “Richmond Metro” is defined as New Kent, Chesterfield, Henrico, Powhatan, Cumberland, Hanover, Goochland, and Richmond (City). “Peninsulas” is defined as King William, James City, Middlesex, Westmoreland, Williamsburg (City), King George, Newport News (City), Richmond (County), Hampton (City), and York. “Charlottesville Metro” is defined as Charlottesville (City) and Albemarle. “Fredericksburg Metro” is defined as Fredericksburg (City) and Stafford. The definition of “Non-Northern Virginia” excludes cities and counties including Alexandria, Loudon, Falls Church, Fairfax, Arlington, Prince William, Manassas, Manassas Park, and Fauquier. •#1 Deposit Market Share in New Kent and Cumberland counties •7 of 8 localities projecting faster population growth than Virginia average Richmond Metro •#1 Deposit Market Share in King William county •6 of 10 localities projecting faster population growth than Virginia average Peninsulas •Entered the market with a loan production office and de novo branch in 2017, with second de novo branch and financial center opening in 2020 •Projecting faster population and household income growth than Virginia average Charlottesville Metro •Stafford branch acquired in whole-bank acquisition of Peoples Community Bank in 2020 •Entered Fredericksburg (City) with a loan production office in 2021, with de novo branch and financial center in 2022 •Projecting faster population and household income growth than Virginia average Fredericksburg Metro

Mortgage Banking Mortgage banking segment • Strong mortgage banking franchise led by seasoned mortgage banking leaders • Division to provide mortgage loan origination as a service • Originations concentrated in purchase financing reduces business cycle impact • All originations sold servicing released 11 $11.9 $15.7 $35.8 $31.6 $12.8 $8.1 $6.1 2018 2019 2020 2021 2022 Jun-22 Jun-23 Noninterest Income ($mil) - Mortgage Banking Gain on sale of loans Mortgage banking fee income Mortgage lender services fee income Other income 88% 76% 48% 64% 85% 82% 88% 12% 24% 52% 36% 15% 18% 12% $643 $944 $1,772 $1,459 $697 $401 $271 2018 2019 2020 2021 2022 Jun-22 Jun-23 Originations ($mil) Purchases Refinancings

Mortgage banking segment Lender Solutions is a growing division of C&F’s mortgage banking segment that provides mortgage loan origination as a service to community financial institutions As of June 30, 2023, Lender Solutions active clientele included 21 community financial institutions, compared to 16 as of June 30, 2022 12 $0.4 $2.2 $2.5 $1.7 $0.9 $1.0 2019 2020 2021 2022 Jun-22 Jun-23 Mortgage lender services fee income ($mil)

Consumer finance segment Consumer Finance • Unique indirect automobile financing franchise with a regional presence and seasoned management team • Established in 2002 with the acquisition of an indirect, non-prime auto finance company • Over the past several years we have adjusted underwriting criteria, which has resulted in purchasing automobile loan contracts with higher credit scores • Expanded in 2018 to provide Marine/RV loans, averaging less than $50,000, to prime borrowers 13 94% 87% 87% 87% 6% 13% 13% 13% $313 $312 $368 $475 $475 2019 2020 2021 2022 Jun-23 Total Loans ($mil) Autos Marine/RV 6.96 7.53 6.73 5.47 5.30 2019 2020 2021 2022 Jun-23 ALLL (%) - Consumer Finance 13.48 12.65 11.30 9.84 9.87 2019 2020 2021 2022 Jun-23 Loan Yield (%) - Consumer Finance 3.05 1.54 -0.14 0.59 1.63 2019 2020 2021 2022 Jun-23 NCO (% of Average Loans) - Consumer Finance 86% 14%

Consumer finance segment 37% 28% 21% 14% 9% 7% 33% 33% 30% 28% 24% 23% 20% 24% 24% 28% 29% 30% 6% 8% 11% 15% 22% 24% 4% 7% 14% 15% 16% 16% 2018 2019 2020 2021 2022 Jun-23 Credit Score at Origination Marginal Fair Fairly Good Good Very Good Beginning in 2016 with the consumer finance segment’s implementation of a scorecard model for purchasing loan contracts, the credit-worthiness of borrowers at origination has improved for automobile loans purchased and the level of credit losses experienced has decreased. • Very Good and Good credit rated borrowers are near or above the average consumer FICO Score • Fairly Good and Fair credit rated borrowers are approaching or slightly below the average consumer FICO Score but typically have a credit profile acceptable to most lenders • Marginal credit rated borrowers are well below the average consumer FICO Score 14 * Refer to the Allowance for Credit Losses footnote in the Corporation’s Quarterly Report on Form 10-Q for a more detailed description of the consumer finance segment’s credit quality indicators.

Total Deposits ($bil) $1.29 $1.75 $1.91 $2.00 $2.00 2019 2020 2021 2022 Jun-23 Balance Sheet - Corporation Total Assets ($bil) 11.4% CAGR 13.3% CAGR 12.7% CAGR Total Loans HFI, excl PPP * ($bil) 15 $1.66 $2.09 $2.26 $2.33 $2.42 2019 2020 2021 2022 Jun-23 * Excludes Paycheck Protection Program (PPP) loans of $0, $77 million, $18 million, $463 thousand, and $461 thousand as of December 2019, December 2020, December 2021, December 2022, and June 2023, respectively $1.08 $1.24 $1.35 $1.59 $1.65 2019 2020 2021 2022 Jun-23

Net Interest Margin (NIM) - Corporation Yield, Cost, and NIM (%) 16 QTD QTD 1.06 0.77 0.44 0.38 0.82 1.19 6.51 5.39 4.67 4.63 5.30 5.41 5.52 4.65 4.26 4.27 4.52 4.29 2019 2020 2021 2022 Mar-23 Jun-23 Cost of Funds Yield on Earning Assets NIM

Noninterest Income C&F Financial Corporation Noninterest Income ($mil) 17 Community Banking Noninterest Income (% of total) (YTD Jun-23) Mortgage Banking Noninterest Income (% of total) (YTD Jun-23) * * Includes other income (loss), net recorded at the holding company and elimination of intercompany transactions. $13.1 $16.4 $15.2 $19.3 $8.1 $8.0 $15.7 $35.8 $31.6 $12.8 $8.1 $6.1 $31.4 $54.6 $49.2 $28.5 $12.4 $15.2 2019 2020 2021 2022 Jun-22 Jun-23 Community Banking Mortgage Banking Consumer Finance Other and Eliminations Interchange Income 39% Service charges on deposit accounts 27% Investment services income 15% Other income, net 19% Gain on sale of loans 63% Mortgage banking fee income 20% Mortgage lender services fee income 17% Other income 0%

Return on Average Equity (ROAE) (%) Earnings - Corporation Earnings per Share (EPS) ($) Return on Average Assets (ROAA) (%) 18 $5.47 $6.06 $7.95 $8.29 $3.49 $3.70 2019 2020 2021 2022 Jun-22 Jun-23 12.02 12.54 14.77 14.84 12.36 12.69 2019 2020 2021 2022 Jun-22 Jun-23 Return on Average Tangible Common Equity (ROATCE) * (%) * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” 13.53 14.92 17.15 17.31 14.33 14.68 2019 2020 2021 2022 Jun-22 Jun-23 1.20 1.14 1.34 1.27 1.09 1.08 2019 2020 2021 2022 Jun-22 Jun-23

Capital - Bank 9.9% 10.0% 8.6% 5.0% 4.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2022 Jun-23 Jun-23 w/ AOCI Impact Tier 1 Leverage Ratio 12.9% 12.8% 11.0% 6.5% 4.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2022 Jun-23 Jun-23 w/ AOCI Impact CET 1 Risk-based Capital Ratio 14.2% 14.1% 12.3% 10% 8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2022 Jun-23 Jun-23 w/ AOCI Impact Total Risk-based Capital Ratio As of June 30, 2023, the most recent notification from the FDIC categorized C&F Bank as well capitalized under the regulatory framework for prompt corrective action The following show capital ratios excluding and including unrealized losses on available for sale securities. In the event that all of these unrealized losses became realized into earnings, C&F Bank would continue to exceed requirements to be considered well capitalized. 19

Capital - Corporation 9.9% 9.9% 8.5% 4.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2022 Jun-23 Jun-23 w/ AOCI Impact Tier 1 Leverage Ratio 7.32% 8.00% 8.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 2022 Jun-23 Jun-23 w/ AOCI Impact TCE Ratio 11.4% 11.3% 9.5% 4.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2022 Jun-23 Jun-23 w/ AOCI Impact CET 1 Risk-based Capital Ratio 15.4% 14.9% 13.1% 8% 0.0% 5.0% 10.0% 15.0% 20.0% 2022 Jun-23 Jun-23 w/ AOCI Impact Total Risk-based Capital Ratio 20

Funding Sources - Corporation 21 * The Corporation may rely on brokered deposits on a limited basis as a means of maintaining and diversifying liquidity and funding sources. Internal policy limits brokered deposits to 20 percent of total deposits. ($ thousands) Available Used Net Availability Excess cash reserves $ 42,068 $ — $ 42,068 Borrowings from FHLB 260,512 94,500 166,012 Borrowings from Federal Reserve Bank 234,854 — 234,854 Unsecured federal funds agreements 95,000 — 95,000 Repurchase lines of credit 35,000 — 35,000 Unpledged Securities 290,460 — 290,460 Total Liquidity Sources $ 957,894 $ 94,500 $ 863,394 Uninsured and Uncollateralized Deposits $ 382,732 Coverage Ratio 226% Brokered deposits * $ 399,494 $ 25,000 $ 374,494

$165 $190 $802 $313 $59 $491 $1,212 $475 Cash and Cash Equivalents Securities Loans, HFI, excl PPP (Community Banking)* Loans, HFI (Consumer Finance) 2019 2020 2021 2022 Jun-23 Assets - Corporation Composition (% of Total Assets) (Jun-23) Yield on Earning Assets (%) Growth by Type ($ mil) 22 12.7% CAGR 12.5% CAGR QTD QTD Cash and Cash Equivalents 2% Securities 20% Loans, HFS Loans, HFI 2% 68% Non-Earning Assets 8% 6.51 5.39 4.67 4.63 5.30 5.41 2019 2020 2021 2022 Mar-23 Jun-23 * Excludes Paycheck Protection Program (PPP) loans of $0, $77 million, $18 million, $463 thousand, and $461 thousand as of December 2019, December 2020, December 2021, December 2022, and June 2023, respectively

Loans, HFI - Corporation Yield (%) 23 13.9% CAGR 12.7% 9.2% CAGR CAGR QTD QTD 7.58 6.18 5.86 5.85 6.35 6.45 2019 2020 2021 2022 Mar-23 Jun-23 Growth by Type ($ mil) ($ mil) June 30, 2023 % of Total Loans Apartments $ 121.8 7.4% Retail 91.5 5.6% Office 70.3 4.3% Industrial/Warehouse 47.5 2.9% Hotels 39.4 2.4% Land Acquisition & Development 33.4 2.0% Medical Office 33.0 2.0% Commercial Concentrations Non-owner occupied CRE was 230% of total risk-based capital as of June 30, 2023 $247 $555 $278 $313 $762 $267 $312 $775 $368 $319 $843 $475 $336 $876 $475 Consumer Commercial Consumer Finance 2019 2020 2021 2022 Jun-23

Asset Quality Allowance for Credit Losses (ACL) (% of Total Loans) Nonaccruals (% of Total Loans) Net Charge-offs (% of Average Loans) 24 Amendments to ASC 326 (“CECL”) were adopted by the Corporation on January 1, 2023. 0.19 0.29 0.23 0.01 0.04 0.20 0.13 0.10 0.19 0.14 2019 2020 2021 2022 Jun-23 Bank Finance 1.32 1.46 1.43 1.25 1.27 6.96 7.53 6.73 5.47 5.30 2019 2020 2021 2022 Jun-23 Bank Finance 0.04 0.01 0.01 0.02 -0.01 3.05 1.54 -0.14 0.59 1.63 2019 2020 2021 2022 Jun-23 Bank Finance

Securities - Corporation Composition (% of Total Assets) (Jun-23) Yield (%) Growth by Type ($ mil) 25 Weighted average life of the portfolio as of June 30, 2023 was 3.76 years. QTD QTD U.S. Treasury securities 11% U.S. government agencies and corporations 23% Mortgage-backed securities 35% Obligations of states and political subdivisions 27% Corporate and other debt securities 4% 2.89 2.37 1.71 1.96 2.30 2.33 2019 2020 2021 2022 Mar-23 Jun-23 $0 $21 $87 $82 $0 $52 $114 $172 $131 $21 U.S. Treasury securities U.S. government agencies and corporations Mortgage-backed securities Obligations of states and political subdivisions Corporate and other debt securities 2019 2020 2021 2022 Jun-23

Funding - Corporation Composition (% of Total Assets) (Jun-23) Cost of Funds (%) 26 QTD QTD Total Deposits 83% Borrowings 6% TruPS 1% Equity 8% Other 2% 1.06 0.77 0.44 0.38 0.83 1.19 2019 2020 2021 2022 Mar-23 Jun-23

Deposits Cost of Deposits (%) Growth by Type ($ mil) 27 12.5% CAGR 0.43 0.24 0.17 0.23 0.51 0.57 3.44 1.64 0.90 0.76 1.70 2.55 0.75 0.60 0.30 0.26 0.61 0.93 2019 2020 2021 2022 Mar-23 Jun-23 Savings and interest bearing Time Total Deposits QTD QTD $297 $572 $422 $502 $781 $470 $582 $907 $426 $605 $1,017 $381 $587 $865 $546 Noninterest bearing Savings and interest bearing Time 2019 2020 2021 2022 Jun-23 21.5% CAGR 31% 30% 30% 50% 51% 43% 19% 19% 27% Jun-22 Dec-22 Jun-23 Savings & Interest Bearing Non-Interest Bearing Time Deposit Mix Shift

0.25% 0.23% 0.22% 0.25% 0.34% 0.61% 0.93% Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Total Deposits Cost of Deposits Cumulative Deposit Beta Deposit Trends 28 -1.1% 0.7% 2.7% 8.6% 14.6% 0.35% 0.34% 0.32% 0.37% 0.51% 0.88% 1.31% Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Interest-Bearing Deposits Cost of Deposits Cumulative Deposit Beta -1.3% 1.2% 4.3% 12.1% 20.5% 0.0% 0.0%

Granular Deposit Base Consumer Deposits • ~69 thousand accounts • $17,500 average balance Commercial Deposits • ~13 thousand accounts • $62,500 average balance 72% 21% 7% Insured Uninsured Secured Public Funds Total Deposits $2.0 Billion As of 6/30/23 29

Appendix

Acquisitions • Headquartered in Powhatan, VA • $390 million in total assets at announcement • 7 community banking offices • The transaction was completed on October 1, 2013 • Headquartered in Montross, VA • $194 million in total assets at announcement • 5 community banking offices • The transaction was completed on January 1, 2020 • Estimated fair value of loans and deposits acquired of $124 and $172 million, respectively 31

Reconciliation of Non-GAAP Disclosures 32 ($ thousands) 2020 2021 2022 Jun-22 Jun-23 Return on Average Tangible Common Equity Average total equity, as reported $ 178,862 $ 197,204 $ 197,876 $ 202,614 $ 202,979 Average goodwill (25,191) (25,191) (25,191) (25,191) (25,191) Average other intangible assets (2,442) (2,127) (1,820) (1,896) (1,604) Average noncontrolling interest (767) (907) (737) (754) (706) Average tangible common equity $ 150,462 $ 168,979 $ 170,128 $ 174,773 $ 175,478 Net income $ 22,424 $ 29,123 $ 29,369 $ 12,518 $ 12,881 Amortization of intangibles 332 314 298 149 136 Net income attributable to noncontrolling interest (307) (456) (210) $ (147) $ (134) Net income attributable to C&F Financial Corporation $ 22,449 $ 28,981 $ 29,457 $ 12,520 $ 12,883 Annualized return on average tangible common equity 14.92% 17.15% 17.31% 14.33% 14.68%

Reconciliation of Non-GAAP Disclosures 33 ($ thousands, except per share) 2020 2021 2022 Jun-23 Tangible Common Equity (TCE) / Tangible Assets (TA) Total equity, as reported $ 194,471 $ 211,024 $ 196,233 $ 202,528 Goodwill (25,191) (25,191) (25,191) (25,191) Other intangible assets (2,291) (1,977) (1,679) (1,543) Noncontrolling interest (666) (706) (599) (630) Tangible common equity $ 166,323 $ 183,150 $ 168,764 $ 175,164 Total assets, as reported $ 2,086,310 $ 2,264,521 $ 2,332,317 $ 2,216,927 Goodwill (25,191) (25,191) (25,191) (25,191) Other intangible assets (2,291) (1,977) (1,679) (1,543) Noncontrolling interest (666) (706) (599) (630) Tangible assets $ 2,058,162 $ 2,236,647 $ 2,304,848 $ 2,189,563 Tangible Common Equity (TCE) / Tangible Assets (TA) 8.08% 8.19% 7.32% 8.00% Tangible Book Value Per Share Equity attributable to C&F Financial Corporation $ 193,805 $ 210,318 $ 195,634 $ 201,898 Less goodwill (25,191) (25,191) (25,191) (25,191) Less other intangible assets (2,291) (1,977) (1,679) (1,543) Tangible equity attributable to C&F Financial Corporation $ 166,323 $ 183,150 $ 168,764 $ 175,164 Shares outstanding 3,670,301 3,545,554 3,476,614 3,403,838 Book value per share $ 52.80 $ 59.32 $ 56.27 $ 59.31 Tangible book value per share $ 45.32 $ 51.66 $ 48.54 $ 51.46